SCUDDER [LOGO]

Scudder Growth and Income Fund

Supplement to Prospectus
Dated May 1, 1998

On January 13, 1998, the Fund's Board of Trustees approved a new Investment Management Agreement, which reduced the management fee payable to the Adviser on assets in excess of $6 billion. As of January 1, 1998, the complete fee schedule is:
                                   Annual Investment
Average daily net assets           Management fee rate
-------------------------          -------------------
  First $500 million                  0.60 of 1%
  Exceeding $500 million              0.55 of 1%
  Exceeding $1 billion                0.50 of 1%
  Exceeding $1.5 billion             0.475 of 1%
  Exceeding $2 billion                0.45 of 1%
  Exceeding $3 billion               0.425 of 1%
  Exceeding $4.5 billion             0.405 of 1%
  Exceeding $6 billion              0.3875 of 1%

As of May 1, 1998, the Fund's net assets were approximately $8.3 billion.

June 1, 1998